Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2014	6/30/2013	% Chg	6/30/2014	6/30/2013	% Chg
Operating Revenues	$32,575	$32,075	1.6%	$65,051	$63,431	2.6%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	14,212	13,270	7.1%	27,533	25,824	6.6%
Selling, general and administrative	8,197	8,121	0.9%	16,457	16,454	-
Depreciation and amortization	4,550	4,571	-0.5%	9,167	9,100	0.7%
Total Operating Expenses	26,959	25,962	3.8%	53,157	51,378	3.5%
Operating Income	5,616	6,113	-8.1%	11,894	12,053	-1.3%
Interest Expense	881	825	6.8%	1,741	1,652	5.4%
Equity in Net Income of Affiliates	102	218	-53.2%	190	403	-52.9%
Other Income (Expense) - Net	1,269	288	-	1,414	320	-
Income Before Income Taxes	6,106	5,794	5.4%	11,757	11,124	5.7%
Income Tax Expense	2,485	1,914	29.8%	4,402	3,471	26.8%
Net Income	3,621	3,880	-6.7%	7,355	7,653	-3.9%
Less: Net Income Attributable to Noncontrolling Interest	(74)	(58)	-27.6%	(156)	(131)	-19.1%
Net Income Attributable to AT&T	$3,547	$3,822	-7.2%	$7,199	$7,522	-4.3%

Basic Earnings Per Share Attributable to AT&T	$0.68	$0.71	-4.2%	$1.38	$1.38	-
Weighted Average Common Shares Outstanding (000,000)	5,204	5,381	-3.3%	5,213	5,446	-4.3%

Diluted Earnings Per Share Attributable to AT&T	$0.68	$0.71	-4.2%	$1.38	$1.38	-
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,220	5,397	-3.3%	5,229	5,463	-4.3%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2014	6/30/2013	% Chg	6/30/2014	6/30/2013	% Chg
Segment Operating Revenues
Service	$15,148	$15,370	-1.4%	$30,535	$30,432	0.3%
Equipment	2,782	1,921	44.8%	5,261	3,550	48.2%
Total Segment Operating Revenues	17,930	17,291	3.7%	35,796	33,982	5.3%

Segment Operating Expenses
Operations and support	11,568	10,770	7.4%	22,450	20,950	7.2%
Depreciation and amortization	2,035	1,843	10.4%	3,966	3,678	7.8%
Total Segment Operating Expenses	13,603	12,613	7.8%	26,416	24,628	7.3%
Segment Operating Income	4,327	4,678	-7.5%	9,380	9,354	0.3%
Equity in Net Income (Loss) of Affiliates	(29)	(19)	-52.6%	(49)	(37)	-32.4%
Segment Income	$4,298	$4,659	-7.7%	$9,331	$9,317	0.2%

Segment Operating Income Margin	24.1%	27.1%		26.2%	27.5%

Wireline
Segment Operating Revenues
Service	$14,408	$14,482	-0.5%	$28,797	$28,863	-0.2%
Equipment	229	291	-21.3%	441	565	-21.9%
Total Segment Operating Revenues	14,637	14,773	-0.9%	29,238	29,428	-0.6%

Segment Operating Expenses
Operations and support	10,700	10,417	2.7%	21,157	20,752	2.0%
Depreciation and amortization	2,514	2,722	-7.6%	5,198	5,410	-3.9%
Total Segment Operating Expenses	13,214	13,139	0.6%	26,355	26,162	0.7%
Segment Operating Income	1,423	1,634	-12.9%	2,883	3,266	-11.7%
Equity in Net Income of Affiliates	-	-	-	1	1	-
Segment Income	$1,423	$1,634	-12.9%	$2,884	$3,267	-11.7%

Segment Operating Income Margin	9.7%	11.1%		9.9%	11.1%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	6/30/14	12/31/13
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$11,305	$3,339
Accounts receivable - net of allowances for doubtful accounts of $461 and $483	13,001	12,918
Prepaid expenses	928	960
Deferred income taxes	1,180	1,199
Other current assets	6,698	4,780
Total current assets	33,112	23,196
Property, Plant and Equipment - Net	114,360	110,968
Goodwill	70,094	69,273
Licenses	59,655	56,433
Other Intangible Assets - Net	6,380	5,779
Investments in Equity Affiliates	159	3,860
Other Assets	9,706	8,278
Total Assets	$293,466	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$10,482	$5,498
Accounts payable and accrued liabilities	22,966	21,107
Advanced billing and customer deposits	3,990	4,212
Accrued taxes	3,962	1,774
Dividends payable	2,388	2,404
Total current liabilities	43,788	34,995
Long-Term Debt	73,570	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	36,835	36,308
Postemployment benefit obligation	30,070	29,946
Other noncurrent liabilities	16,578	15,766
Total deferred credits and other noncurrent liabilities	83,483	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,057	91,091
Retained earnings	33,554	31,141
Treasury stock	(46,825)	(45,619)
Accumulated other comprehensive income	7,851	7,880
Noncontrolling interest	493	494
Total stockholders' equity	92,625	91,482
Total Liabilities and Stockholders' Equity	$293,466	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six months ended June 30,
	2014	2013

Operating Activities
Net income	$7,355	$7,653
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,167	9,100
Undistributed earnings from investments in equity affiliates	(58)	(198)
Provision for uncollectible accounts	444	439
Deferred income tax expense	546	1,081
Net gain from sale of investments, net of impairments	(1,365)	(260)
Changes in operating assets and liabilities:
Accounts receivable	(566)	(290)
Other current assets	(771)	784
Accounts payable and accrued liabilities	2,894	(340)
Retirement benefit funding	(280)	-
Other - net	(497)	(258)
Total adjustments	9,514	10,058
Net Cash Provided by Operating Activities	16,869	17,711

Investing Activities
Construction and capital expenditures:
Capital expenditures	(11,649)	(9,665)
Interest during construction	(118)	(140)
Acquisitions, net of cash acquired	(857)	(1,182)
Dispositions	4,921	825
Return of advances to and investments in equity affiliates	2	301
Other	-	(4)
Net Cash Used in Investing Activities	(7,701)	(9,865)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	134	-
Issuance of other short-term borrowings	-	1,476
Repayment of other short-term borrowings	-	(233)
Issuance of long-term debt	8,564	6,416
Repayment of long-term debt	(3,508)	(1,823)
Purchase of treasury stock	(1,396)	(9,217)
Issuance of treasury stock	27	104
Dividends paid	(4,784)	(4,930)
Other	(239)	41
Net Cash Used in Financing Activities	(1,202)	(8,166)
Net increase (decrease) in cash and cash equivalents	7,966	(320)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Period	$11,305	$4,548

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Six Months Ended
	6/30/2014	6/30/2013	% Chg	6/30/2014	6/30/2013	% Chg

Wireless
Subscribers and Connections
Total				116,634	107,884	8.1%
Postpaid				74,332	71,278	4.3%
Prepaid				11,343	7,084	60.1%
Reseller				13,756	14,330	-4.0%
Connected Devices				17,203	15,192	13.2%

Wireless Net Adds
Total	634	632	0.3%	1,696	923	83.7%
Postpaid	1,026	551	86.2%	1,651	847	94.9%
Prepaid	(405)	11	-	(455)	(173)	-
Reseller	(162)	(414)	60.9%	(368)	(666)	44.7%
Connected Devices	175	484	-63.8%	868	915	-5.1%
M&A Activity, Partitioned Customers and Other Adjs.	(14)	1	-	4,562	4	-

Wireless Churn
Postpaid Churn	0.86%	1.02%	-16 BP	0.96%	1.03%	-7 BP
Total Churn	1.47%	1.36%	11 BP	1.43%	1.37%	6 BP

Other
Licensed POPs (000,000)				321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections				26,958	30,228	-10.8%
Net Change	(758)	(935)	18.9%	(1,531)	(1,956)	21.7%

Broadband
Total Wireline Broadband Connections				16,448	16,453	-
Net Change	(55)	(61)	9.8%	23	63	-63.5%

Video
Total U-verse Video Connections				5,851	5,001	17.0%
Net Change	190	233	-18.5%	391	465	-15.9%

Consumer Revenue Connections
Broadband1				14,780	14,660	0.8%
U-verse Video Connections				5,831	4,986	16.9%
Voice2				15,314	17,362	-11.8%
Total Consumer Revenue Connections1				35,925	37,008	-2.9%
Net Change	(299)	(393)	23.9%	(465)	(659)	29.4%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,933	$5,413	9.6%	$11,649	$9,665	20.5%
Interest during construction	$63	$74	-14.9%	$118	$140	-15.7%
Dividends Declared per Share	$0.46	$0.45	2.2%	$0.92	$0.90	2.2%
End of Period Common Shares Outstanding (000,000)				5,191	5,335	-2.7%
Debt Ratio3				47.6%	46.6%	100 BP
Total Employees				248,170	245,350	1.1%

1 Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
2 Includes consumer U-verse Voice over Internet Protocol connections of 4,379 as of June 30, 2014.
3 Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q14, total switched access lines were 22,547; retail business switched access lines totaled 9,808; and wholesale, national mass markets and coin switched access lines totaled 1,804. Restated switched access lines do not include ISDN lines.